UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2015
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On September 15, 2015, Lions Gate Entertainment Corp. (the “Company”) held its Annual General and Special Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to its Board of Directors (the “Board”), the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm and an advisory vote to approve executive compensation. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2015.

At the Annual Meeting, 148,296,913 of the Company’s common shares were outstanding. Of such amount, 134,474,792 of the Company’s common shares (or 90.68% of the outstanding of the Company’s common shares) were represented in person or by proxy at the Annual Meeting.

The shareholders voted to elect all of the Company's director nominees, approved the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm and approved the advisory vote on executive compensation.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. The number of broker non-votes or other shares not voted with respect to the election of each director and the other proposals, as applicable, is also set forth below. The voting results disclosed below are final and have been certified by IVS Associates, Inc., the independent Inspector of Elections (other than the percentage of shares voted for of shares outstanding).

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes	Percentage of Shares Voted For of Shares Outstanding*
Michael Burns	123,023,373	1,195,001	10,252,089	99.0%
Gordon Crawford	123,151,882	1,066,444	10,252,089	99.1%
Arthur Evrensel	112,564,141	11,647,037	10,252,089	90.6%
Jon Feltheimer	123,040,282	1,178,092	10,252,089	99.1%
Frank Giustra	122,521,585	1,696,789	10,252,089	98.6%
Harald Ludwig	122,610,311	1,608,063	10,252,089	98.7%
Dr. John C. Malone	113,664,482	10,546,696	10,252,089	91.5%
G. Scott Paterson	118,945,981	5,270,920	10,252,089	95.8%
Mark H. Rachesky, M.D.	111,439,083	12,773,568	10,252,089	89.7%
Daryl Simm	112,700,273	11,510,905	10,252,089	90.7%
Hardwick Simmons	122,854,669	1,363,657	10,252,089	98.9%
Phyllis Yaffe	122,394,346	1,824,028	10,252,089	98.5%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted For of Shares Outstanding
Re-Appointment of Ernst & Young LLP	127,402,887	6,902,616	169,289	94.9%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes	Percentage of Shares Voted For of Shares Outstanding*
Advisory Vote to Approve Executive Compensation	90,681,382	33,437,019	104,298	10,252,093	73.1%

* Does not include broker non-votes.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2015            LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By: /s/ Wayne Levin
Name: Wayne Levin
Title: General Counsel and Chief Strategic Officer